EXHIBIT 10.19

Execution Copy

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

Dated as of March 28, 2003

Re:	Creditors

of

BOWNE & Co., INC.

FLEET NATIONAL BANK, AS COLLATERAL AGENT

FLEET NATIONAL BANK, AS BANK AGENT

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-ii-

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

     This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT is dated as of March 28, 2003, among (i) FLEET NATIONAL BANK, as collateral agent (in such capacity, together with any successor collateral agent hereunder, the “Collateral Agent”) for the ratable benefit of the Noteholders (as hereinafter defined), (ii) FLEET NATIONAL BANK, as authorized agent (in such capacity, the “Bank Agent”) for and on behalf of the lenders under the Credit Agreement (as hereinafter defined) (each such bank in such capacity, together with its successors and assigns, is referred to herein as a “Bank Lender” and such banks in such capacities are collectively referred to herein as “Bank Lenders”), (iii) the NOTEHOLDERS (as hereinafter defined) , (iv) BOWNE & Co., INC., a Delaware corporation (the “Company”), and (v) the SUBSIDIARY GUARANTORS (as hereinafter defined).

R E C I T A L S:

     A.     Under and pursuant to separate and several Note Purchase Agreements, each dated as of January 30, 2002 (as amended by the First Amendment (as defined below) and as subsequently amended or restated, the “Note Purchase Agreements”), between the Company and the purchasers named on Schedule A attached to said Note Purchase Agreements (together with their successors and assigns, individually a “Noteholder” and collectively, the “Noteholders”), the Company issued (a) $25,000,000 aggregate principal amount of its 6.90% Senior Notes, Series A, due January 30, 2007 (the “Series A Notes”), (b) $28,000,000 aggregate principal amount of its 7.31% Senior Notes, Series B, due January 30, 2012 (the “Series B Notes”) and (c) $22,000,000 aggregate principal amount of its 7.85% Senior Notes, Series C, due January 30, 2012 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes being hereinafter collectively referred to as the “Notes”).

     B.     The Noteholders previously amended the terms of the Note Purchase Agreements pursuant to the terms of the First Amendment to the Note Purchase Agreement dated as of July 2, 2002 (the “First Amendment”). The Noteholders required as a condition of their execution and delivery of the First Amendment that each of the parties listed on Schedule A hereto (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”, and together with the Company, the “Credit Parties”) enter into a guaranty as security for the Notes and accordingly each of the Subsidiary Guarantors executed and delivered the Guaranty Agreement (the “Noteholders’ Guaranty”) dated as of July 2, 2002 pursuant to which each Subsidiary Guarantor has irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     C.     Under and pursuant to that certain Credit Agreement dated as of July 2, 2002 (as it may be amended, modified, supplemented, renewed and extended from time to time, the “Credit Agreement”) by and among the Company, the Subsidiary Borrowers (as defined therein) party thereto, the Bank Agent, the Bank Lenders, JPMorgan Chase Bank, as Documentation Agent, Wachovia Bank, National Association, as Syndication Agent, with Fleet Securities, Inc. having acted as the Arranger, the Bank Lenders have made available to the Company and the Subsidiary

Borrowers certain credit facilities in a current aggregate principal amount up to $175,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the “Bank Loans”).

     D.     In connection with the execution of the Credit Agreement and as security for the Bank Loans made thereunder, the Subsidiary Guarantors have heretofore guaranteed to the Bank Lenders the payment of the Bank Loans and all other obligations of the Company and the Subsidiary Borrowers under the Credit Agreement under that certain guaranty agreement (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the “Bank Lenders’ Guaranty”).

     E.     The Bank Lenders’ Guaranty and the Noteholders’ Guaranty are each hereinafter individually referred to as a “Subsidiary Guaranty” and collectively referred to as the “Subsidiary Guaranties”.

     F.     In connection with the First Amendment and the Credit Agreement, the Bank Lenders and the Noteholders entered into that certain Intercreditor Agreement dated as of July 2, 2002 (the “Existing Intercreditor Agreement”), pursuant to which the Bank Lenders and the Noteholders agreed to share, on a pro rata basis, any payments received pursuant to the Subsidiary Guaranties.

     G.     The Company has requested that the Noteholders amend the terms of the Note Purchase Agreements pursuant to the terms of the Second Amendment to the Note Purchase Agreement dated as of March 28, 2003 (the “Second Amendment”). The Company has also requested that the Bank Lenders amend the terms of the Credit Agreement pursuant to the terms of the First Amendment to Credit Agreement dated as of March 28, 2003 (the “Credit Agreement Amendment”).

     H.     In connection with the execution of the Second Amendment and the Credit Agreement Amendment and as further security for the Notes and the Bank Loans under the Credit Agreement, the Creditors have required, and the Company and the other grantors named therein have agreed, to execute and deliver a Security Agreement dated as of March 28, 2003 (the “Security Agreement”) in favor of the Secured Party (as hereinafter defined) pursuant to which the Company and the other grantors named therein shall grant to the Secured Party (as hereinafter defined), for the equal and ratable benefit of the Creditors, a security interest in the Collateral (as hereinafter defined).

     I.     The Noteholders desire that Fleet National Bank shall be the collateral agent to act on behalf the Noteholders, all as more fully provided herein; and the Collateral Agent, Bank Lenders (either through the Bank Agent or on their own behalf) and the Noteholders have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the Secured Party and the relationship among the Creditors regarding the relative rights and priorities with respect to the Collateral.

     J.     As a condition precedent to the execution and delivery of the Second Amendment and the Credit Agreement Amendment, the parties hereto have consented and agreed that all such other actions shall be taken as may be necessary to expressly provide or otherwise effect the agreement of the parties hereto that the Credit Agreement Obligations and the Note Agreement Obligations shall be secured on an equal and ratable basis.

     K.     The Company and the Subsidiary Guarantors contemplate that from time to time after the date hereof, additional subsidiaries of the Company may, subject to the terms and conditions of the Credit Agreement and the Note Purchase Agreements, issue additional guaranties which the Company, the Subsidiary Guarantors and the Creditors wish to become subject to this Agreement pursuant to the requirements of Section 6.5 hereof.

     L.     Pursuant to the requirements of the Second Amendment and the Credit Agreement Amendment, the Company has requested that the Bank Agent on behalf of the Bank Lenders and the Noteholders enter into this Agreement, and the Bank Agent on behalf of the Bank Lenders and the Noteholders have so agreed, such Agreement to succeed and replace the Existing Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the mutual benefit to be provided hereby and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, including the Credit Parties, hereby agree as follows:

SECTION 1.     DEFINITIONS.

     The following terms shall have the meanings assigned to them below in this Section 1 or as otherwise defined in the provisions of this Agreement:

     “Act” shall have the meaning assigned thereto in Section 4.8.

     “Actionable Default” shall mean any “Event of Default.”

     “Bank Agent” shall have the meaning assigned thereto in the introductory paragraph hereto.

     “Bank Credit Documents” shall mean the “Loan Documents” as defined in the Credit Agreement.

     “Bank Lender” shall have the meaning assigned thereto in the Recitals hereof.

     “Bank Lenders’ Guaranty” and “Bank Lenders’ Guaranties” shall have the meanings assigned thereto in the Recitals hereof.

     “Bank Loans” shall have the meaning assigned thereto in the Recitals hereof.

     “Collateral” shall mean the property described in the granting clauses of any Security Document outstanding from time to time granting collateral security to the Secured Party (as hereinafter defined) for the benefit of the Bank Lenders and/or the Noteholders.

     “Collateral Agent” shall have the meaning assigned thereto in the introductory paragraph hereto.

     “Company” shall have the meaning assigned thereto in the Recitals hereof.

     “Credit Agreement” shall have the meaning assigned thereto in the Recitals hereof.

     “Credit Agreement Obligations” shall mean the collective reference to the unpaid principal of and interest on the Bank Loans and all other obligations and liabilities of the Credit Parties to the Bank Agent or the Bank Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Bank Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Credit Parties, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Bank Agent or the Bank Lenders that are required to be paid by the Credit Parties pursuant to the terms of the Credit Agreement, this Agreement or any other Bank Credit Document.

     “Credit Documents” shall mean the collective reference to the Bank Credit Documents, the Security Documents, the Note Purchase Agreements, the Noteholders’ Guaranty and the Notes.

     “Credit Party” and “Credit Parties” shall have the meaning assigned thereto in the Recitals hereof.

     “Creditor” shall mean a Bank Lender or a Noteholder, as the case may be. The Bank Lenders and the Noteholders are sometimes collectively referred to herein as the “Creditors”.

     “Event of Default” shall mean the occurrence of any event or the existence of any condition which is specified as an “Event of Default” under the Credit Agreement, the Bank Credit Documents or the Note Purchase Agreements.

     “Majority Creditors” shall mean, (i) for purposes of giving a Notice of Actionable Default or any other action to be taken by the Secured Party in its capacity as Bank Agent, the Bank Agent (acting as such in accordance with the terms and provisions of the Credit Agreement) or (ii) for purposes of giving a Notice of Actionable Default or any other action to be taken by the Secured Party in its capacity as Collateral Agent, the Required Holders under the Note Purchase Agreement..

     “Maturity Event” shall mean (a) the maturity of any of the Bank Loans or the Notes by acceleration or otherwise; (b) the Company shall (1) petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator for all or any substantial part of its business, estate or assets, or (2) commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or (c) any such petition or application shall be filed or any such proceeding shall be commenced against the Company and (1) the Company shall indicate approval thereof, consent thereto or acquiescence therein, or (2) an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of the Company or granting relief to the Company or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days.

     “Note Agreement Obligations” shall mean the collective reference to the unpaid principal of, interest on and premium, if any, on the Notes and all other obligations and liabilities of the Credit Parties to the Noteholders (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreements after the maturity of the Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Credit Parties, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Noteholders’ Guaranty, any Notes or any other document made, delivered or given in connection therewith, whether on account of principal, interest, premium, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Noteholders that are required to be paid by the Credit Parties pursuant to the terms of the Note Purchase Agreements, the Noteholders’ Guaranty, the Notes, or this Agreement).

     “Note Purchase Agreements” shall have the meaning assigned thereto in the Recitals hereof.

     “Noteholder” shall have the meaning assigned thereto in the Recitals hereof.

     “Noteholders’ Guaranty” shall have the meaning assigned thereto in the Recitals hereof.

     “Notes” shall have the meaning assigned thereto in the Recitals hereof.

     “Notice of Actionable Default” shall mean a written notice issued to the Secured Party with a copy to the Credit Parties by the Majority Creditors certifying that an Actionable Default has occurred and is continuing.

     “Obligations” shall mean the collective reference to the Credit Agreement Obligations and the Note Agreement Obligations.

     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     “Recovered Payments” shall have the meaning assigned thereto in Section 4.5.

     “Recovering Party” shall have the meaning assigned thereto in Section 4.5.

     “Required Holders” shall have the meaning assigned thereto in the Note Purchase Agreements.

     “Required Lenders” shall have the meaning assigned thereto in the Credit Agreement.

     “Secured Party” shall mean Fleet National Bank, as Bank Agent and as Collateral Agent, acting in either its capacity as Bank Agent or Collateral Agent and/or both capacities.

     “Security Agreement” shall have the meaning assigned thereto in the Recitals hereof.

     “Security Documents” shall mean the Security Agreement together with any security agreement or pledge agreement executed pursuant to the requirements of the Credit Agreement or the Note Purchase Agreements and any other instrument or agreement pursuant to which a lien in collateral security is created or arises to secure any or all of the Obligations owing to the Bank Lenders or the Noteholders.

     “Specified Payment” shall mean any payments made pursuant to the terms of a Subsidiary Agreement.

     “Subsidiary” shall mean each subsidiary of a Credit Party now existing or from time to time created or formed.

     “Subsidiary Agreements” shall mean the Subsidiary Guaranties.

     “Subsidiary Guarantor” and “Subsidiary Guarantors” shall have the meaning assigned thereto in the Recitals hereof.

     “Subsidiary Guaranty” and “Subsidiary Guaranties” shall have the meanings assigned thereto in the Recitals hereof.

     “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

SECTION 2.     APPOINTMENT AND AUTHORITY OF COLLATERAL AGENT.

     (a)     The Noteholders hereby appoint Fleet National Bank to act as Collateral Agent on the terms and conditions set forth in this Agreement and the Security Documents and authorize the Collateral Agent to execute the Security Documents in the name of and for the benefit of the Noteholders, and Fleet National Bank hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder and under the Security Documents.

     (b)     The Noteholders hereby appoint the Collateral Agent as agent for the purposes of perfecting by possession in accordance with Article 9 of the Uniform Commercial Code, the security interest in assets pledged pursuant to any Security Document that can be perfected by possession only, and the Collateral Agent hereby acknowledges that it shall hold any such Collateral for the ratable benefit of all Noteholders.

     (c)     Subject to the requirements of Section 4.2 hereof relating to the instructions of the Majority Creditors, each Creditor hereby authorizes, and each Bank Lender which is or hereafter becomes a party to the Credit Agreement and each Noteholder by the acceptance of any Note, shall be deemed to authorize, the Secured Party to take such action on its behalf hereunder and under the provisions of the Security Documents and any other instrument and agreement referred to therein or now or hereafter delivered thereunder and to exercise such powers thereunder as are specifically delegated to or required of the Secured Party by the terms thereof, subject to the provisions hereof.

SECTION 3.     PRIORITY OF LINES.

     Notwithstanding any contrary provision contained in the Uniform Commercial Code, any applicable law or judicial decision or the Credit Documents, or whether any Creditor has possession of all or any part of the Collateral, as among the Creditors the respective rights of each Creditor in respect of liens and security interests existing under the Security Documents shall at all times remain on a parity with one another without preference, priority or distinction and shall be shared as provided herein.

SECTION 4.     ENFORCEMENT AGAINST COLLATERAL; APPLICATION OF PROCEEDS FROM COLLATERAL AND GUARANTIES.

     Section 4.1.     Limit on Enforcement. The Bank Lenders and the Noteholders agree among themselves and for their own benefit alone that the liens and security interest granted and provided for in the Security Documents shall not be enforced as against any of the Collateral except at the direction of the Majority Creditors upon the occurrence of a Maturity Event and in compliance with the provisions hereof. Each Creditor agrees that, as long as any Obligations exist or may become outstanding pursuant to the terms of the Credit Documents, the provisions of this Agreement shall provide the exclusive method by which any Creditor may exercise rights and remedies under the Security Documents.

     Section 4.2.     Enforcement. (a) Upon the occurrence of a Maturity Event and the Secured Party’s receipt of a Notice of Actionable Default for the same, the Secured Party, at the direction of the Majority Creditors, shall seek to realize upon the security interests and liens granted to the Secured Party under the Security Documents in such manner as shall be directed by the Majority Creditors. Whether before or after any Actionable Default, subject to the terms and conditions hereof, the Secured Party shall follow the instructions of the Majority Creditors with respect to the preservation, protection, collection or realization upon any Collateral. If the Secured Party has requested instructions from the Majority Creditors at a time when a Notice of Actionable Default shall be outstanding and the Majority Creditors have not responded to such request within 30 days thereafter (excluding a notification that the Majority Creditors have not agreed upon the actions to be taken by the Secured Party, in which case the Secured Party shall take no action until instructions of the Majority Creditors are received), the Secured Party may take, but shall have no obligation to take, any and all actions under the Security Documents or any of them or otherwise, including foreclosure of any lien or any other exercise of remedies, as the Secured Party, in good faith, shall determine to be in the best interests of the Creditors and to maximize both the value of the Collateral and the present value of the recovery by each of the Creditors on the Obligations; provided, however, that, if instructions are thereafter received from the Majority Creditors, then any subsequent actions of the Secured Party shall be subject to such instructions.

     (b)     In the event that (i) the Secured Party, in either its capacity as Bank Agent or Collateral Agent and acting at the direction of the Majority Creditors applicable to such capacity, shall seek to realize upon the security interests and liens granted to the Secured Party under the Security Documents in such manner as shall be directed by the Majority Creditors applicable to such capacity and (ii) the Majority Creditors applicable to the Secured Party’s second capacity shall not have similarly so directed the Secured Party to act in its second capacity, the Secured Party, in such second capacity, shall release any of the Collateral which is sold or otherwise transferred in connection with the realization upon the security interests and liens granted to the Secured Party under the Security Documents; provided, that, in any event, all proceeds and avails of any such realization of the Collateral, or any part thereof, shall at all times be shared by the Creditors and shall be paid to and applied by the Secured Party, in either capacity, subject to the provisions of Section 4.3.

     Section 4.3.     Application of Proceeds. The Secured Party and each of the Creditors agree that (a) the proceeds and avails of any sale of the Collateral, or any part thereof, following the delivery of a Notice of Actionable Default relating to a Maturity Event and during the continuation of the Maturity Event to which such notice relates and the proceeds and avails of any right or remedy under the Security Documents, and (b) any and all Specified Payments, in all cases, shall be shared by the Creditors and shall be paid to and applied by the Secured Party to the Obligations in accordance with the priorities as follows, with application against the Obligations owed each Creditor made in the manner determined by such Creditor:

(i) First, to the payment of the costs and reasonable expenses, fees and indemnities of the Secured Party incurred in connection with the execution of its duties as Secured Party, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Secured Party is to be indemnified or reimbursed hereunder (excluding any such costs, expenses or amounts which have theretofore been reimbursed);

(ii) Second, after payment in full of the amounts set forth in Item First, to the Bank Lenders and to the Noteholders, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the then aggregate unpaid principal amount of the outstanding Bank Loans, together with all accrued and unpaid interest thereon at such time, and (2) the Note Agreement Obligations constituting the then aggregate unpaid principal amount of the Notes together with all accrued and unpaid interest thereon at such time, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

(iii) Third, after payment in full of the amounts set forth in Item Second, to the Bank Lenders and to the Noteholders, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the amount of all commitment fees and all break-costs, if any, then owing to the Bank Lenders under the Credit Agreement and (2) the Note Agreement Obligations constituting premium or make-whole amount, if any, then owing to the Noteholders under the Note Purchase Agreements, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

(iv) Fourth, after payment in full of all amounts set forth in Item Third, to the payment to the Bank Agent in the amount of all agent’s fees then owing by the Credit Parties to the Bank Agent under the Credit Agreement;

(v) Fifth, after payment in full of all amounts set forth in Item Fourth, to the payment to the Bank Lenders and the Noteholders, ratably, in accordance with the respective amounts of (1) all other Credit Agreement Obligations and (2) all other Note Agreement Obligations, without priority of one over the other;

(vi) Last, after payment in full of the Obligations, to the payment of the surplus, if any, to any Credit Party, any of their respective successors or to whomsoever may be lawfully entitled to receive the same.

     For purposes of determining outstanding Obligations owed a Creditor, (x) commitments to advance funds shall not constitute outstanding Obligations and (y) the undrawn amount of any issued irrevocable letters of credit shall constitute outstanding Bank Loans of the issuers of such letters of credit. If any payment is made pursuant to Section 4 with respect to the undrawn amount of any issued letter of credit and if, subsequently, such letter of credit expires without having been drawn upon in full, then the issuer of such letter of credit shall calculate the aggregate amount that it received or retained under Section 4 solely as a result of the treatment of the undrawn amount of such letter of credit as an outstanding Bank Loans and such amount shall thereafter constitute proceeds of the Security Documents subject to sharing pursuant to Section 4. Notwithstanding the foregoing or anything else to the contrary contained herein, any amount to be paid to, and applied by, the Secured Party to any Credit Agreement Obligations pursuant to the terms of the provisions of this Section 4.3 shall be paid to, and applied, by, the Bank Agent in accordance with Section 9.2(b) of the Credit Agreement.

     Section 4.4.     Sharing of Recoveries. If any Creditor shall receive any Specified Payment or following the delivery of a Notice of Actionable Default and during the continuation of the Actionable Default to which such notice relates, any payment on any Creditor’s Obligations out of the proceeds of any Collateral other than payments thereon received pursuant to Section 4.3 hereof (any such non-excluded payment being hereinafter referred to as a “Recovery”), including such a payment by reason of a setoff against deposit balances of any of the Credit Parties to the extent of proceeds of Collateral, and as a result thereof such Creditor shall receive an amount which exceeds the amount to which such Creditor would have been entitled to receive under Section 4.3 hereof had such Recovery represented the proceeds of the sale of Collateral (the amount of such excess being herein referred to as the “Excess Amount”), then such Creditor shall pay to the Secured Party, the Excess Amount of such Recovery, and the Collateral Agent shall pay such Excess Amount to each other Creditor to the extent (if any) such payee would have been entitled thereto if Section 4.3 had governed the application of such Recovery and, pending such payment, to the Secured Party, who shall hold such amount in trust for the other Creditors.

     Section 4.5.     Return of Amounts. In the event that any Creditor which shall receive any amount pursuant to Section 4.4 above (a “Recovering Party”) shall be legally required to return or repay any or all of such amount to a Credit Party, or the representative or successor in interest of a Credit Party, whether required pursuant to a settlement approved by such Creditor or required by court order (the portion required to be so returned or repaid being hereinafter referred to as a “Recovered Payment”), each other Creditor which shall have received any portion of such Recovered Payment shall, promptly upon its receipt of notice thereof from the Secured Party or such Recovering Party, pay to the Secured Party such portion (without interest), and the Secured Party shall promptly return such portion to the Recovering Party. If any such Recovered Payment, or any part thereof, is subsequently re-recovered by the Recovering Party from a Credit Party or the representative or successor in interest of a Credit Party, such Recovered Payment, or any part thereof, shall, to the extent required by Section 4.4 hereof, be paid by the Recovering Party to the Secured Party (without interest), and the Secured Party shall redistribute such Recovered Payment to the other Creditors on the same basis as such amounts were originally distributed. The obligations of the Creditors and the Secured Party under this paragraph shall survive the repayment of the Obligations and the termination of the Security Documents.

     Section 4.6.     [Reserved].

     Section 4.7.     Determination of Amounts of Obligations. Whenever the Secured Party is required to determine the existence or amount of any of the Obligations or any portion thereof or the existence of any Actionable Default for any purposes of this Agreement, it shall be entitled, absent manifest error, to make such determination on the basis of one or more certificates of any Creditor (with respect to the Obligations owed to such Creditor); provided, however, that if, notwithstanding the request of the Secured Party, any Creditor shall fail or refuse within ten business days of such request to certify as to the existence or amount of any Obligations or any portion thereof owed to it or the existence of any Actionable Default, the Secured Party shall be entitled to determine such existence or amount by such method as the Secured Party may, in its sole discretion, determine, including by reliance upon a certificate of the Company; provided, further, that, promptly following determination of any such amount, the Secured Party shall notify such Creditor of such determination and thereafter shall correct any error that such Creditor brings to the attention of the Secured Party. The Secured Party may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any of the Credit Parties or any Subsidiary, any Creditor or any other person as a result of any action taken by the Secured Party based upon such determination prior to receipt of notice of any error in such determination.

     Section 4.8.     Acts of Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Creditors or any portion thereof (including the Majority Creditors) may be and, at the request of the Secured Party, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Secured Party and signed by or on behalf of such persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Secured Party. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an “Act” of the persons signing such instrument or instruments. In the absence of bad faith on the part of the Secured Party, the Secured Party shall be entitled to rely absolutely upon an Act of any Creditor if such Act purports to be taken by or on behalf of such Creditor, and nothing in this Section 4.8 or elsewhere in this Agreement shall be construed to require any Creditor to demonstrate that it has been authorized to take any action which it purports to be taking, the Secured Party being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Creditor.

SECTION 5.     THE COLLATERAL AGENT.

     The Collateral Agent accepts the duties hereunder and under the Security Documents and agrees to perform the same, but only upon the terms and conditions hereof and the Security Documents, including the following, to all of which the Credit Parties and the respective Noteholders by their acceptance hereof agree:

     Section 5.1.     Duties of Collateral Agent. (a) The Secured Party, in its capacity as Collateral Agent or otherwise, upon receipt of a Notice of Actionable Default furnished to the Secured Party, in its capacity as Collateral Agent or otherwise, pursuant to the provisions of this Agreement shall promptly furnish copies of the same to all holders of the Obligations.

     (b)     In the event that the Secured Party, in its capacity as Collateral Agent or otherwise, shall receive any material notice from any Creditor or from any of the Credit Parties, the Secured Party, in its capacity as Collateral Agent or otherwise, shall promptly furnish copies of the same to all holders of the Obligations.

     (c)     The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Agreement or the Security Documents, except, subject to Section 5.9, as expressly provided by the terms and conditions of this Agreement or the Security Documents, or expressly provided in written instructions received pursuant to the terms of this Agreement or the Security Documents. The Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Noteholders in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Noteholders; provided, however, that, except as otherwise expressly provided herein, in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Majority Creditors the Collateral Agent shall not foreclose on any lien or security interest on the Collateral or exercise any other remedies available to it under any Security Documents with respect to the Collateral or any part thereof.

     (d)     The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Security Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any of the Credit Parties or any of their Subsidiaries to the Collateral, as to the security afforded by this Agreement or any Security Document or, as to the validity, execution, enforceability, legality, priority, perfection or sufficiency of this Agreement or any other Credit Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any of the Credit Parties or any of their Subsidiaries.

     (e)     The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to any of the Credit Parties or any of their Subsidiaries or to the Noteholders as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

     (f)     The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

     (g)     In the event (i) the Collateral Agent shall have received any written request from any of the Credit Parties for consent or approval to any matter or thing relating to any Collateral or the Credit Party’s obligations with respect thereto or (ii) there shall be due from the Collateral Agent under the provisions of any Security Document any performance or the delivery of any instrument, then, in each such event, the Collateral Agent shall send to each of the Noteholders a notice setting forth, in reasonable detail, (x) an account of the matter or thing as to which such consent has been requested or the performance or instrument required to be so delivered, as the case may be, (y) the Collateral Agent’s proposed course of action with respect thereto and (z) reference to this Section 5.1(g) and that a failure to respond to such notice shall be deemed a consent to the Collateral Agent’s proposed course of action. In the event the Collateral Agent shall not have received a response from any Noteholder within ten (10) business days after the giving of such notice, such Noteholder shall be deemed to have agreed to the course of action proposed by the Collateral Agent. No such consent of the Noteholder shall be required with respect to any action taken in accordance with the provisions of Section 4.2 hereof or with respect to any consent, determination or other matter that is, in the Collateral Agent’s reasonable judgment, ministerial or administrative in nature.

     (h)     The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Secured Party, in its capacity as Collateral Agent or otherwise, shall have received a Notice of Actionable Default or a notice from any of the Credit Parties to the Secured Party indicating that an Actionable Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Actionable Default has, in fact, occurred or is continuing and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it until such time as the Collateral Agent has received a similar notice to the contrary. The Collateral Agent may (but shall not be obligated to) take action hereunder on the basis of an Actionable Default of the type specified in Section 9.1(g) or (h) of the Credit Agreement, or Section 11(g) or (h) of the Note Purchase Agreements (each as in effect on the date of this Agreement) whether or not the Collateral Agent has received any Notice of Actionable Default stating that such Actionable Default has occurred, provided that any such action taken by the Collateral Agent without direction from the Majority Creditors shall be limited to actions that the Collateral Agent determines to be necessary to protect and preserve the Collateral and the rights of the Noteholders, provided, further, that the Collateral Agent shall promptly notify all Noteholders in writing of any action taken without direction from the Majority Creditors.

     (i)     Upon receipt of a Notice of Actionable Default pursuant to the provisions of this Agreement, the Collateral Agent shall, at the request of any Noteholder, schedule a meeting of all Noteholders to be held at the offices of the Secured Party, or another mutually convenient place, to discuss the exercise of rights and remedies under the Security Documents, provided that any Noteholder may participate via telephone.

     Section 5.2.     Collateral Agent’s Liability. No provision of this Agreement (except to the extent provided in Section 5.9 hereof) shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act, or its own willful misconduct, except that:

(a) the Collateral Agent shall not be liable except for the performance of such duties as are specifically set forth in this Agreement or in the Security Documents and no implied covenants or obligations shall be read into this Agreement or into the Security Documents against the Collateral Agent but the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement and the Security Documents, including, without limitation, as a result of (i) the Collateral Agent acting or refraining from acting in accordance with the directions of the Majority Creditors, (ii) the Collateral Agent refraining from acting in the absence of instructions to act from the Majority Creditors, whether or not the Collateral Agent has discretionary power to take such action, or (iii) the Collateral Agent taking discretionary action it is authorized to take under this Section; and

(b) in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer’s certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Collateral Agent to be genuine and to have been signed, affixed or presented by the proper party or parties; and

(c) in the absence of bad faith on the part of the Collateral Agent, whenever the Collateral Agent, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer’s certificate; provided, however, that the Collateral Agent, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable; and

(d) the Collateral Agent may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel; and

(e) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of a Noteholder pursuant to the terms of this Agreement or any of the Security Documents; and

(f) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

(g) whether or not an Event of Default shall have occurred, the Collateral Agent shall not be under any obligation to take or refrain from taking any action under this Agreement or any of the Security Documents which may tend to involve it in any expense or liability, unless and until it is requested in writing so to do by the Majority Creditors and furnished, from time to time as it may require, with satisfactory security and indemnity.

This Section does not impair or otherwise affect the Noteholders’ obligations and liabilities to the Credit Parties (if any) under the terms of the Credit Agreement and Note Purchase Agreements for any act or failure to act by the Collateral Agent in each case that is in accordance with the provisions of this Agreement.

     Section 5.3.     Certain Limitations on Collateral Agent’s Rights to Compensation. Each of the Noteholders severally agrees to reimburse the Collateral Agent on demand in accordance with its pro rata share for any reasonable expenses and fees incurred by the Collateral Agent or indemnifications to which it is entitled hereunder arising out of or as a result of the performance by the Collateral Agent pursuant to this Agreement of its obligations hereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Noteholders hereunder, in each case to the extent that the foregoing (including, without limitation, the obligations of the Credit Parties set forth in Section 5.9) shall not have been reimbursed by the Credit Parties, which obligations to reimburse the Collateral Agent are hereby acknowledged by the Credit Parties, or directly by one or more of the Noteholders or paid from the proceeds of the Collateral as provided in Section 4.3; provided, that no Noteholder shall be liable to the Collateral Agent for any portion of such obligations resulting from any action taken by the Collateral Agent that is (1) not reasonably related to protecting the interest of the Noteholders or (2) results from the gross negligence or willful misconduct of the Collateral Agent. The agreements in this Section 5.3 shall survive the payment of the Obligations and the termination of the other provisions of this Agreement.

     Section 5.4.     Status of Moneys Received. (a) Except as otherwise specifically prescribed in this Agreement, all moneys received by the Collateral Agent shall, until used or applied as herein provided, be held for the purposes for which they were received, in segregated accounts, and may be deposited by the Collateral Agent under such general conditions as may be prescribed by law in the Collateral Agent’s general banking department, and the Collateral Agent shall be under no liability for interest on any moneys received by it hereunder. The Collateral Agent and any affiliated corporation may become the owner of any of the Obligations and be interested in any financial transaction with any of the Credit Parties or any affiliated corporation, or the Collateral Agent may act as depository or otherwise in respect to other securities of any of the Credit Parties or any affiliated corporation, all with the same rights which it would have if not the Collateral Agent.

     (b)     The Collateral Agent may invest and reinvest any funds from time to time held by the Collateral Agent in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment.

     Section 5.5.     Resignation or Termination of Collateral Agent. The Collateral Agent may resign as Collateral Agent upon not less than 60 days’ written notice to each of the Noteholders (with copies to the Credit Parties), such resignation to take effect upon the acceptance by a successor Collateral Agent of its appointment as the Collateral Agent hereunder. In addition, the Required Holders may remove the Collateral Agent at any time by giving written notice thereof to the Collateral Agent. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.7. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment in writing within 30 days after the retiring Collateral Agent’s giving of notice of resignation or its removal, then the retiring Collateral Agent may, on behalf of the Noteholders, appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.7, and the Credit Parties agree to pay such reasonable fees and expenses of any such appointee as shall be necessary to induce such appointee to agree to become a successor Collateral Agent hereunder. Upon acceptance of appointment as Collateral Agent, such successor shall thereupon and forthwith succeed to and become vested with all the rights, powers and privileges, immunities and duties of the retiring Collateral Agent, and the retiring Collateral Agent, upon the signing, transferring and setting over to such successor Collateral Agent all rights, moneys and other collateral held by it in its capacity as Collateral Agent, shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent’s resignation or removal as Collateral Agent, the provisions of this Section 5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it acted as Collateral Agent.

     Section 5.6.     Succession of Successor Collateral Agent. Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Credit Parties and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein.

     Upon the request of any such successor Collateral Agent, however, the Credit Parties and the predecessor Collateral Agent shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of the Credit Documents then in effect and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Collateral subject to the lien and security interest of this Agreement which may then be in its possession.

     Section 5.7.     Eligibility of Collateral Agent. Any successor Collateral Agent shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any state, having a capital, surplus and undivided profits aggregating at least $500,000,000, if there be such a bank or trust company willing and able to accept the duties hereunder upon reasonable and customary terms.

     Section 5.8.     Successor Collateral Agent by Merger. Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Collateral Agent as a whole or substantially as a whole, if eligible as provided in Section 5.7, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

     Section 5.9.     Compensation and Reimbursement of Collateral Agent. The Credit Parties agree:

(a) to pay to the Collateral Agent all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of its special counsel;

(b) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it hereunder as such compensation may be determined by the Collateral Agent from time to time;

(c) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable solely to its gross negligence or willful misconduct; and

(d) to indemnify the Collateral Agent, its directors, officers, employees, agents, attorneys-in-fact and/or shareholders for, and to hold each of them harmless against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel) or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Security Documents, or any documents contemplated hereby or thereby or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent hereunder or thereunder or in connection therewith but excluding any acts or omissions of the Collateral Agent finally determined by a court of competent jurisdiction to be as a result of the Collateral Agent’s gross negligence or willful misconduct.

The agreements in this Section 5.9 shall survive the payment of the Obligations and the termination of the other provisions of this Agreement.

     Notwithstanding any other provision of this Agreement or the Security Documents, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Noteholders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 5.10.     Self Dealing. In the event that a Creditor serves as the Collateral Agent, such Creditor acting in its capacity as such shall have the same rights and powers under the Credit Documents as any other Creditor and may exercise or refrain from exercising the same as though it were not the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent or any holding company, trust company or corporation in or with which the Collateral Agent or the Collateral Agent’s stockholders may be interested or affiliated, or any officer or director of the Collateral Agent, or of any other such entity, or any agent appointed by the Collateral Agent, may have commercial relations or otherwise deal with any of the Credit Parties, or any Creditor, or with any other corporation having relations with any of the Credit Parties or any Creditor, and with any other entity, whether or not affiliated with the Collateral Agent.

     Section 5.11.     Non-Reliance on Collateral Agent. Each Noteholder expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees,

agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Noteholder. Each Noteholder represents to the Collateral Agent that such Noteholder independently and without reliance upon the Collateral Agent, and based on such documents and information it has deemed or will deem appropriate, has made and will make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and has made and will make its own decision to extend credit to the Credit Parties. Each Noteholder also represents that it will, independently and without reliance upon the Collateral Agent, and based on such documents and information as it shall deem appropriate at the time continue to make its own creditor analysis, appraisals and decisions in taking or not taking action under the this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Noteholders by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Noteholder with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Each Noteholder acknowledges that the Collateral Agent and its affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to other existing and future relationships with the Credit Parties without any duty to account therefor to such Noteholder.

     Section 5.12.     General Exculpation. Notwithstanding any other provision hereof or of any other Security Document neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable to any Credit Party or the Noteholders for any action taken or omitted to be taken by it or them hereunder or under any other Security Document or in connection herewith or therewith unless caused by its or their own gross negligence or willful misconduct.

SECTION 6.     AGREEMENTS AMONG THE CREDITORS.

     Section 6.1.     Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from (a) accelerating the maturity of, or demanding payment from any of the Credit Parties on, any Obligation of the Credit Parties to such Creditor, (b) instituting legal action against any of the Credit Parties to obtain a judgment or other legal process in respect of such Obligation, (c) imposing a default rate of interest in accordance with the Credit Agreement or the Note Purchase Agreements, as applicable, or (d) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Secured Party may direct and control any defense to the extent directly relating to the Collateral or any one or more of the Security Documents, subject to and in accordance with the provisions of this Agreement.

     Section 6.2.     Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Credit Parties or of any other circumstances bearing upon the risk of nonpayment of any Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of a Credit Party and nothing contained herein shall limit or in any way modify any of the obligations of the Credit Parties to the Creditors.

     Section 6.3.     Acknowledgment of Collateral. Each party hereto hereby expressly acknowledges the collateral security given under the Credit Agreement and the collateral security delivered pursuant to the requirements of the Note Purchase Agreements.

     Section 6.4.     [Reserved].

     Section 6.5.     Additional Guarantors. Additional Persons may become “Subsidiary Guarantors” hereunder by executing and delivering to a then existing Creditor a guaranty by which such Person has become a guarantor of the Notes or Credit Agreement Obligations pursuant to the terms of the Credit Agreement or the Note Purchase Agreements. Accordingly, upon the execution and delivery of any such copy of the guaranty by any such Person, such Person shall, thereinafter become a “Subsidiary Guarantor” for all purposes of this Agreement.

SECTION 7.     MISCELLANEOUS.

     Section 7.1.     Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 7.2.     Notices. Notices hereunder shall be given to the Noteholders at their addresses as set forth in the Note Purchase Agreements, and to the Secured Party, in either capacity, at its address as set forth in Schedule B, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 7.3.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns (including, without limitation, any holder of a participation interest in any Obligation), whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Obligations, and the term “Creditor” shall include any such subsequent holder of Obligations, wherever the context permits. Without limiting the foregoing, the rights and obligations of any Bank Lender or Noteholder under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term “Bank Lender” or “Noteholder” as used in this Agreement shall include, any assignee, transferee or successor of such Bank Lender under a Credit Agreement or such Noteholder under any Note Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. If required by any party to this Agreement, such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Bank Lenders and the Noteholders agrees that it shall deliver a complete copy of this

Agreement to any assignee, transferee or successor of a Bank Lender or a Noteholder prior to or substantially concurrently with the execution of any such assignment or transfer.

     Section 7.4.     Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Required Holders, the Bank Agent (acting as such in accordance with the terms and provisions of the Credit Agreement) and the Secured Party and no such modification or amendment shall be binding on the Credit Parties without the consent of the Credit Parties, provided, however, that (i) no such modification or amendment shall adversely affect any of the Collateral Agent’s rights, immunities or rights to indemnification hereunder or under any Security Document or expand its duties hereunder or under any Security Document, without the prior written consent of the Collateral Agent, (ii) no such modification or amendment shall modify any provision hereof which is intended to provide for the equal and ratable security of all outstanding Obligations without the prior written consent of all Creditors and (iii) no such modification or amendment shall change the definition of “Majority Creditors” or this Section 7.4 or Section 4 without the prior written consent of each Creditor. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.5.     Governing Law. This Agreement shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     Section 7.6.     Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 7.7.     Sale of Interest. Without limiting the provisions of Section 7.3, any Creditor which sells, transfers or otherwise disposes of any interest in the Obligations shall use its best efforts to cause such purchaser or transferee to agree in writing to be bound by the terms of this Agreement.

     Section 7.8.     Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 7.9.     Purchase of Collateral. Any Creditor may purchase Collateral at any public sale of such Collateral pursuant to any of the Security Documents and may make payment on account thereof by using any outstanding Obligation then due and payable to such Creditor from the person which granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent such action (i) has been approved by the Majority Creditors and (ii) does not contravene any applicable laws.

     Section 7.10.     Further Assurances, Etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Credit Parties which costs and expenses the Credit Parties, by countersigning this Agreement, agree to pay), to effectuate and carry out the provisions of this Agreement, including, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

     Section 7.11.     Existing Intercreditor Agreement. Each party hereto agrees that this Agreement shall succeed and replace the Existing Intercreditor Agreement.

     In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

Accepted and Agreed to:

AMCO INSURANCE COMPANY, as a Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

CANADA LIFE INSURANCE COMPANY OF
AMERICA, as a Noteholder

By	/s/ C. Paul English
Name: C. Paul English
Title: Assistant Treasurer

Accepted and Agreed to:

CANADA LIFE ASSURANCE COMPANY, as a
Noteholder

By	/s/ C. Paul English
Name: C. Paul English
Title: Associate Treasurer

Accepted and Agreed to:

GENERAL ELECTRIC CAPITAL ASSURANCE
COMPANY, as a Noteholder
BY GE ASSET MANAGEMENT INCORPORATED,
ITS INVESTMENT ADVISOR

By	/s/ Stephen De Motto
Name: Stephen De Motto
Title: Vice President – Private Investments

Accepted and Agreed to:

GE LIFE AND ANNUITY ASSURANCE COMPANY,
as a Noteholder
By GE ASSET MANAGEMENT INCORPORATED,
ITS INVESTMENT ADVISOR

By /s/ Stephen De Motto
Name: Stephen De Motto
Title: Vice President – Private Investments

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA, as a
Noteholder

By	/s/ Nick S. Coin
Name: Nick S. Coin
Title: Treasurer & Investment Manager

Accepted and Agreed to:

NATIONWIDE INDEMNITY COMPANY, as a
Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

NATIONWIDE LIFE INSURANCE COMPANY, as a
Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

NATIONWIDE LIFE AND ANNUITY INSURANCE
COMPANY, as a Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

NATIONWIDE MUTUAL FIRE INSURANCE
COMPANY, as a Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

NATIONWIDE MUTUAL INSURANCE COMPANY, as
a Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

PACIFIC LIFE INSURANCE COMPANY, as a
Noteholder

By	/s/ David C. Patch
Name: David C. Patch
Title: Assistant Vice President

By	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Secretary

Accepted and Agreed to:

SCOTTSDALE INSURANCE COMPANY, as a
Noteholder

By	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Credit Officer, Fixed Income Securities

Accepted and Agreed to:

FLEET NATIONAL BANK, as Bank Agent
under the Credit Agreement

By:	/s/ Jana L. Baker
Name: Jana L. Baker
Title: Vice President

Accepted and Agreed to:

FLEET NATIONAL BANK, as Collateral Agent

By:	/s/ Jana L. Baker
Name: Jana L. Baker
Title: Vice President

     The undersigned hereby acknowledge and agree to the foregoing Agreement.

BOWNE BUSINESS COMMUNICATIONS, INC.,	BOWNE ENTERPRISE SOLUTIONS, L.L.C.,
a New York corporation	a New York limited liability company

By /s/ Philip E. Kucera	By /s/ Philip E. Kucera
Name: Philip E. Kucera	Name: Philip E. Kucera
Title: Vice President & Assistant Secretary	Title: Vice President & Assistant Secretary

BOWNE BUSINESS SOLUTIONS, INC.,	BOWNE OF NEW YORK CITY, L.L.C.,
a Delaware corporation	a New York limited liability company

By /s/ Philip E. Kucera	By /s/ Philip E. Kucera
Name: Philip E. Kucera	Name: Philip E. Kucera
Title: Vice President & Assistant Secretary	Title: Vice President & Assistant Secretary

BOWNE OF ATLANTA, INC.,	BOWNE OF PHOENIX, INC.,
a Georgia corporation	an Arizona corporation

By /s/ Philip E. Kucera	By /s/ Philip E. Kucera
Name: Philip E. Kucera	Name: Philip E. Kucera
Title: Vice President & Assistant Secretary	Title: Vice President & Assistant Secretary

BOWNE OF BOSTON, INC.,	BOWNE OF SOUTH BEND, INC.,
a Massachusetts corporation	a Delaware corporation

By /s/ Philip E. Kucera	By /s/ Philip E. Kucera
Name: Philip E. Kucera	Name: Philip E. Kucera
Title: Vice President & Assistant Secretary	Title: Vice President & Assistant Secretary

BOWNE OF CHICAGO, INC.,	BOWNE OF LOS ANGELES, INC.,
a Delaware corporation	a California corporation

By /s/ Philip E. Kucera	By /s/ Philip E. Kucera
Name: Philip E. Kucera	Name: Philip E. Kucera
Title: Vice President & Assistant Secretary	Title: Vice President & Assistant Secretary

BOWNE OF CLEVELAND, INC.,
an Ohio corporation

By /s/ Philip E. Kucera
Name: Philip E. Kucera
Title: Vice President & Assistant Secretary

BOWNE OF DALLAS LIMITED PARTNERSHIP,
a Delaware limited partnership

By /s/ Philip E. Kucera
Name: Philip E. Kucera
Title: Vice President & Assistant Secretary

DOCUMENT MANAGEMENT SERVICES, INC.,
a Massachusetts corporation

By /s/ Philip E. Kucera
Name: Philip E. Kucera
Title: Vice President & Assistant Secretary

BGS COMPANIES, INC., a Delaware corporation

By /s/ Philip E. Kucera
Name: Philip E. Kucera
Title: Vice President & Assistant Secretary

BOWNE TRANSLATION SERVICES, LLC,
a New York limited liability company

By /s/ Philip E. Kucera
Name: Philip E. Kucera
Title: Vice President & Assistant Secretary

BOWNE & CO., INC.,
a Delaware corporation

By /s/ C. Cody Colquitt
Name: C. Cody Colquitt
Title: Senior Vice President and Chief Financial Officer

Schedule A

Subsidiary Guarantors

Bowne Business Communications, Inc., a New York corporation
Bowne Business Solutions, Inc., a Delaware corporation
Bowne Enterprise Solutions, L.L.C., a New York limited liability company
Bowne of New York City, L.L.C., a New York limited liability company
Bowne of Phoenix, Inc., an Arizona corporation
Bowne of Atlanta, Inc., a Georgia corporation
Bowne of Boston, Inc., a Massachusetts corporation
Bowne of South Bend, Inc., a Delaware corporation
Bowne of Chicago, Inc., a Delaware corporation
Bowne of Cleveland, Inc., an Ohio corporation
Bowne of Dallas Limited Partnership, a Delaware limited partnership
Bowne of Los Angeles, Inc., a California corporation
Document Management Services, Inc., a Massachusetts corporation
BGS Companies, Inc., a Delaware corporation
Bowne Translation Services, LLC, a New York limited liability company

Schedule B

Jana L. Baker, Vice President
Fleet National Bank
208 Harristown Road
Glen Rock, New Jersey 07452